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                                                                   EXHIBIT 10.17

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      WHEREAS, Kirkland's, Inc. (the "Employer") and Steven J. Collins ("Employee") entered into an employment agreement effective as of February 1, 1997 (the "Agreement"); and

      WHEREAS, Employee's title has been revised since the execution of the Agreement; and

      WHEREAS, the Agreement makes certain assumptions regarding the future capitalization of the Employer, which assumptions did not prove accurate; and

      WHEREAS, the Employer and Employee now desire to amend the Agreement to reflect Employee's revised title and to reflect the correct capitalization of the Employer.

      NOW THEREFORE, the Agreement is hereby amended as follows:

      1. Effective as of February 2, 1998, the first Recital is amended to state: "Employer desires to continue to employ Employee as its Director of Finance ("Director of Finance")."

      2. Effective as of February 2, 1998, each reference within the Agreement to the term "CFO" is replaced with a reference to the term "Director of Finance."

      3.    Effective as of June 27, 1997, footnote 1 is deleted.

      4. Effective as of June 27, 1997, Sections 4(c), 4(d) and 4(e) are deleted in their entirety and replaced with the following:

      (c) stock options to purchase 230 shares of the Employer's common stock at $95.00 per share, subject to the terms of the Stock Option Agreement under the Kirkland's, Inc. 1996 Executive Incentive and Non-Qualified Stock Option Plan dated June 27, 1997 between the Employer, certain affiliated companies and Employee.

      5. Effective January 1, 1998, the annual base salary was changed from $75,000 to $87,000.

      THE AGREEMENT, as amended by the foregoing changes, is hereby ratified and confirmed in all respects.

      IN WITNESS WHEREOF, the parties have executed this Amendment on July 8, 1998, effective as of the dates above set forth.




STEVEN J. COLLINS                   KIRKLAND'S, INC.


/s/ Steven J. Collins               By: /s/ Robert E. Alderson
----------------------------           ----------------------------

Date: July 8, 1998                  Title: President

                                    Date: July 8, 1998